UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2006

K2 INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-4290	95-2077125
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5818 El Camino Real, Carlsbad, CA	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 494-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

See disclosure in Item 2.03 below, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 21, 2006, K2 Inc. (“K2”) entered into an Amended and Restated Credit Agreement (the “New Credit Agreement”) with certain of its subsidiaries parties thereto, the financial institutions named in the New Credit Agreement, as lenders, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other parties named therein. The New Credit Agreement is on substantially similar terms and replaces the Amended and Restated Credit Agreement, dated as of July 1, 2004 (as the same was amended, the “Existing Credit Agreement”), among K2, certain of its subsidiaries parties thereto, the financial institutions named in the Existing Credit Agreement, as lenders, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other parties named therein. The aggregate revolving commitments of the lenders under both credit agreements is $250,000,000, with the potential to increase the commitments to $350,000,000 under certain circumstances.

The material differences between the New Credit Agreement and the Existing Credit Agreement include the following:

•	A new five-year maturity extended through 2011;

•	The pricing of borrowings and fees on unused commitments will be reduced; and

•	A revision to certain affirmative and negative covenants that provide K2 increased flexibility, including, among others, covenants relating to financial reporting, sale or disposition of assets, incurrence of other indebtedness, permitted investments and restricted payments or dividends.

A copy of the New Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Document

10.1	Amended and Restated Credit Agreement, dated as of February 21, 2006, among K2, certain of its subsidiaries parties thereto, the financial institutions named therein, as lenders, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other parties named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K2 INC.

Date: February 24, 2006	/s/ Monte H. Baier
Monte H. Baier
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Credit Agreement, dated as of February 21, 2006, among K2, certain of its subsidiaries parties thereto, the financial institutions named therein, as lenders, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other parties named therein.